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                                                                    Exhibit 99.1

                                AMENDMENT NO. 1
                                      TO
         DEBTOR IN POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT


          This AMENDMENT NO. 1, dated as of January 26, 2001 (this "Amendment"), to the Debtor in Possession Credit, Security and Guaranty Agreement, dated as of January 16, 2001 (the "Credit Agreement"), by and among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent Guarantor"), NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., a Virginia corporation, and NORTHPOINT INTERNATIONAL, INC., a Delaware corporation ("NorthPoint International") (together with Northpoint Communications of Virginia, Inc., the "Subsidiary Guarantors"), each as a debtor and debtor in possession under chapter 11 of title 11, United States Code (the "Bankruptcy Code") and NORTHPOINT CANADA INC., a corporation organized under the laws of the Province of New Brunswick, ("NorthPoint Canada"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), and Canadian Imperial Bank of Commerce, as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the "Administrative Agent") for the Lenders (as hereinafter defined).

                                   RECITALS:

          WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

          WHEREAS, Borrower has requested, and Required Lenders have agreed, in each case on the terms and conditions set forth herein, that the Credit Agreement be amended as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, each Guarantor, Required Lenders and the Administrative Agent hereby agree as follows:

          SECTION 1.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          (a) Section 5.02(j) of the Credit Agreement is hereby amended by adding at the end thereof the following new proviso:

          "provided that the Borrower may prepay up to one week of charges and
           --------
pay deposits to telecommunications companies in respect of the services provided or to be provided
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by such telecommunications companies to the Borrower or any other Loan Party so long as the aggregate amount of such deposits does not exceed $5 million, such prepayments and deposits do not cause the Borrower to fail to comply with the Budget (including Permitted Budget Variances) and such prepayments and deposits have been approved by the Bankruptcy Court to the extent such approval is required."

          (b) Section 6.01(f) of the Credit Agreement is hereby amended by deleting the language ";or" at the end thereof and substituting therefor the following new subsection (C):

          " or (C) a conditional order granting relief from the automatic stay so long as no party has exercised its rights of taking any action adverse to any Loan Party (including, without limitation, terminating service) pursuant to such conditional order;"

          SECTION 2.  Conditions of Effectiveness.  (a)  This Amendment shall
                      ---------------------------
become effective as of the date first above written when, and only when, the following conditions shall have been satisfied:

          (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and

          (ii) the Borrower shall have paid all costs, expenses and fees payable pursuant to Section 4 below.

          (b) In addition to the requirements set forth in subsection (a) above, this Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 3.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4.  Costs, Expenses; Taxes; Fees, Etc.  The Borrower agrees to
                      ---------------------------------
pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and
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expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 5.  Affirmation of Guaranties.  Each of the Guarantors hereby
                      -------------------------
consents to the execution and delivery of this Amendment and notwithstanding the effectiveness of this Amendment, reaffirms in all respects its obligations under each of the Guaranties and Article VII of the Credit Agreement.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.


                  [Remainder of page intentionally left blank]
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              NORTHPOINT COMMUNICATIONS, INC., as Borrower


                              By_______________________________________
                                 Title:


                              NORTHPOINT COMMUNICATIONS GROUP, INC., as Parent Guarantor


                              By_______________________________________
                                 Title:


                              NORTHPOINT COMMUNICATIONS OF
                              VIRGINIA, INC., as a Subsidiary Guarantor


                              By_______________________________________
                                 Title:


                              NORTHPOINT INTERNATIONAL, INC., as a
                              Subsidiary Guarantor


                              By_______________________________________
                                 Title:


                              NORTHPOINT CANADA INC., as a Guarantor


                              By_______________________________________
                                 Title:
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                                    CANADIAN IMPERIAL BANK OF
                                       COMMERCE,
                                       as Administrative Agent


                                    By__________________________________
                                       Title:
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                                Initial Lenders


                                    CIBC INC., as a Lender



                                    By__________________________________
                                       Title:

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                                    CIT LENDING SERVICES
                                        CORPORATION, an affiliate of THE
                                        CIT GROUP, INC., as a Lender


                                    By__________________________________
                                       Title:

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                                    BANK OF MONTREAL, as a Lender


                                    By__________________________________
                                       Title:
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                                    BARCLAYS BANK PLC, as a Lender


                                    By__________________________________
                                       Title:
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                                    COAST BUSINESS CREDIT, A
                                      DIVISION OF SOUTHERN PACIFIC
                                      BANK, as a Lender


                                    By__________________________________
                                       Title:
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                                    FIRST UNION NATIONAL BANK, as a Lender


                                    By__________________________________
                                       Title:
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                                    FRANKLIN FLOATING RATE TRUST, as
                                       a Lender


                                    By__________________________________
                                       Title:

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                                    CREDIT LYONNAIS NEW YORK
                                        BRANCH, as a Lender


                                    By__________________________________
                                       Title:
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                                    HELLER FINANCIAL, INC., as a
                                       Lender


                                    By__________________________________
                                       Title: